UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2023

Finch Therapeutics Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40227	82-3433558
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 State Street, Suite 100 Boston, Massachusetts	02109
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 229-6499

200 Inner Belt Road, Somerville, Massachusetts 02143

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	FNCH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 9, 2023, Finch Therapeutics Group, Inc. (the “Company”) filed a Certificate of Amendment (the “Charter Amendment”) to its Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware to effect a reverse stock split of the Company’s issued and outstanding common stock, par value $0.001 (the “Common Stock”), at a ratio of 1-for-30. As discussed below, on June 8, 2023, the Company’s stockholders had approved a proposal to amend the Certificate of Incorporation in accordance with the Charter Amendment at the annual meeting of stockholders (the “Annual Meeting”). The Charter Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K. The Company expects that upon the opening of trading on June 12, 2023, the Common Stock will begin trading on a post-split basis under CUSIP number 31773D200.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 8, 2023, the Company held the Annual Meeting. A total of 40,934,688 shares of the Company’s Common Stock were present electronically or by proxy at the meeting, representing approximately 85.02% of the Company’s outstanding Common Stock as of the April 10, 2023 record date. The following are the voting results for the proposals considered and voted upon at the meeting, all of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 26, 2023, as supplemented by the supplement to the Definitive Proxy Statement, dated May 11, 2023.

To elect two nominees as Class II directors: Susan Graf and Chris Shumway, each to hold office until the Annual Meeting of Stockholders in 2026.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Susan Graf	26,097,717	4,226,794	10,610,177
Chris Shumway	24,013,503	6,311,008	10,610,177

To approve the Charter Amendment to effect a reverse stock split of the Company’s issued and outstanding Common Stock at a ratio of 1-for-30.

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,212,819	717,495	4,374	0

Based on the foregoing votes, both Susan Graf and Chris Shumway were elected as Class II directors and the Charter Amendment was approved.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINCH THERAPEUTICS GROUP, INC.

Date: June 9, 2023	By:	/s/ Matthew P. Blischak
Matthew P. Blischak Chief Executive Officer